UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 4, 2021

     Annaly Capital Management Inc
(Exact Name of Registrant as Specified in its Charter)

Maryland		1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas
New York,	New York		10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange
6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 4, 2021, Annaly Capital Management, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland which, effective January 4, 2021, reclassified and redesignated (i) all 18,400,000 authorized but unissued shares of the Company’s 7.50% Series D Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series D Preferred Stock”), (ii) 2,550,000 authorized but unissued shares of the Company’s 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series G Preferred Stock”), and (iii) 700,000 authorized but unissued shares of the Company’s 6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series I Preferred Stock”), as shares of undesignated common stock, par value $0.01 per share, of the Company. On December 23, 2020, prior to the effectiveness of the Articles Supplementary, the Company redeemed all 18,400,000 shares of issued and outstanding Series D Preferred Stock. The Articles Supplementary became effective on January 4, 2021. As of January 4, 2021, no shares of Series D Preferred Stock, 17,000,000 shares of Series G Preferred Stock and 17,700,000 shares of Series I Preferred Stock were authorized, issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland effective on January 4, 2021.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover page interactive data file (formatted in iXBRL in Exhibit 101).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.
(REGISTRANT)

By:	/s/ Anthony C. Green
Name: Anthony C. Green
Title: Chief Corporate Officer & Chief Legal Officer

Dated: January 4, 2021